Derivative financial instruments	12 Months Ended
Dec. 31, 2023
Derivative financial instruments [Abstract]
Derivative financial instruments
Note 10.- Derivative financial instruments

The breakdowns of the fair value amount of the derivative financial instruments as of December 31, 2023 and 2022 are as follows:

	Balance as of December 31, 2023		Balance as of December 31, 2022
	Assets	Liabilities	Assets	Liabilities
Interest rate cash flow hedge	60,102	29,163	94,192	12,159
Foreign exchange derivatives instruments	1,595	-	3,189	-
Notes conversion option (Note 15)	-	794	-	4,688
Total	61,697	29,957	97,381	16,847

The derivatives are primarily interest rate cash-flow hedges. Almost all of them are classified as non-current assets or non-current liabilities, as they hedge long-term financing agreements.

As stated in Note 3 to these Consolidated Financial Statements, the general policy is to hedge variable interest rates of financing agreements using two types of hedging derivatives:

-	Interest rate swaps under which the Company receives the floating leg and pays the fixed leg; and
-	Purchased call options (cap), in exchange of a premium to fix the maximum interest rate cost.

The notional amounts hedged, strikes contracted and maturities, depending on the characteristics of the debt on which the interest rate risk is being hedged, can be diverse. As of December 31, 2023, approximately 92% of the Project debt and 94% of the Corporate debt of the Company either has fixed interest rates or has been hedged with swaps or caps (92% and 96%, respectively, as of December 31, 2022).

The table below shows a breakdown of the maturities of notional amounts of interest rate cash flow hedge derivatives as of December 31, 2023 and 2022.

Notionals	Balance as of December 31, 2023		Balance as of December 31, 2022
	Assets	Liabilities	Assets	Liabilities
Up to 1 year	248,898	43,013	245,147	47,029
Between 1 and 2 years	279,215	95,701	310,393	102,476
Between 2 and 3 years	314,644	104,848	217,498	112,855
Subsequent years	523,564	264,563	659,186	280,016
Total	1,366,321	508,125	1,432,224	542,376

The table below shows a breakdown of the maturity of the fair values of interest rate cash flow hedge derivatives as of December 31, 2023 and 2022:

Fair value	Balance as of December 31, 2023		Balance as of December 31, 2022
	Assets	Liabilities	Assets	Liabilities
Up to 1 year	3,957	(1,740)	10,868	(991)
Between 1 and 2 years	10,124	(5,347)	17,860	(2,189)
Between 2 and 3 years	12,070	(5,848)	12,257	(2,851)
Subsequent years	33,951	(16,228)	53,207	(6,128)
Total	60,102	(29,163)	94,192	(12,159)

The net amount of the fair value of interest rate derivatives designated as cash flow hedges transferred to the consolidated profit and loss statement in 2023 is a profit of $27.1 million (loss of $38.2 million in 2022 and a loss of $58.3 million in 2021).

The after-tax result accumulated in equity in connection with derivatives designated as cash flow hedges at the years ended December 31, 2023 and 2022, amounts to a $308.0 million gain and a $345.6 million gain, respectively.

Additionally, the Company has currency options with leading international financial institutions, which guarantee minimum Euro-U.S. dollar exchange rates. The strategy of the Company is to hedge the exchange rate for the net distributions from its European assets after deducting euro-denominated interest payments and euro-denominated general and administrative expenses. Through currency options, the strategy of the Company is to hedge 100% of its euro-denominated net exposure for the next 12 months and 75% of its euro denominated net exposure for the following 12 months, on a rolling basis. Change in fair value of these foreign exchange derivatives instruments are directly recorded in the consolidated profit and loss statement.

Finally, the conversion option of the Green Exchangeable Notes issued in July 2020 (Note 15) is recorded as a derivative with a fair value (liability) of $0.8 million as of December 31, 2023 ($4.7 million as of December 31, 2022).